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                        SIXTH AMENDMENT TO AND WAIVER OF
                           REVOLVING CREDIT AGREEMENT


         This Sixth Amendment to and Waiver of Revolving Credit Agreement ("this Amendment") is made as of the _28_ day of March, 2000 by and among Bridgestreet Accommodations, Inc. ("Borrower"), a Delaware corporation having its principal place of business at 2242 Pinnacle Parkway, Twinsburg, OH 44087; Bridgestreet Canada, Inc., a wholly-owned subsidiary of Borrower and an Ontario corporation having its principal place of business at 1000 Yonge Street, #301, Toronto, Canada M4W 2K2 ("Bridgestreet Canada"); Fleet National Bank, a national banking association ("Fleet"); Bank One, N.A., a national banking association ("Bank One"); Bank One, Canada, a chartered bank incorporated under the laws of Canada ("Bank One Canada"); and Fleet National Bank, as agent for itself, Bank One and Bank One Canada (the "Agent").

                                    RECITALS
                                    --------

       WHEREAS, the Borrower, Fleet, Bank One, Bank One Canada and Agent have previously entered into that certain Revolving Credit Agreement, dated as of March 31, 1997, as amended (the "Credit Agreement");

       WHEREAS, the parties hereto now desire to amend the Credit Agreement in certain respects as provided herein and desire to waive the effect of breaches of certain provisions of the Credit Agreement.

       NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby as follows:

       Section 1. Amendment and Waiver of Specific Provisions.
                  -------------------------------------------

       (I) Section 9.3 of the Credit Agreement is hereby amended as follows:

         "9.3 LEVERAGE RATIO. The Borrower will not permit, as at the last day of each fiscal quarter, the Leverage Ratio to exceed 2.50 to 1; provided, however, that for the fiscal quarter of the Borrower ending June 30, 2000 the Borrower will not permit the Leverage Ratio to exceed
         3.00 to 1."

       (II) Sections 9.1, 9.2, 9.3, 9.4 and 9.5 of the Credit Agreement are hereby waived for the Borrower's fiscal quarter ending March 31, 2000.


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       SECTION 2. LOAN DOCUMENTS RATIFIED AND CONFIRMED. The Credit Agreement,
the Notes and each of the other Loan Documents, as specifically supplemented or amended by this Amendment and the other documents executed in connection herewith, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the collateral described therein do, and shall continue to, secure the payment of all obligations of the Borrower and Bridgestreet Canada under the Loan Documents, in each case as amended or supplemented pursuant to this Amendment.

       SECTION 3. REPRESENTATIONS AND WARRANTIES. (i) The Borrower hereby makes the following representations and warranties to the Banks and the Agent in connection herewith.

         (a) REPRESENTATIONS IN LOAN DOCUMENTS. Each of the representations and warranties made by or on behalf of the Borrower in any of the Loan Documents, as amended by and through this Amendment, was true and correct when made and is true and correct on and as of the date hereof (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited as to such time or event), with the same full force and effect as if each of such representations and warranties had been made by such Borrower on the date hereof and in this Amendment.

         (b) EVENTS OF DEFAULT. Except as previously disclosed to the Agent, no Event of Default exists on the date hereof (after giving effect to all of the arrangements and transactions contemplated by this Amendment), and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute an Event of Default.

         (c) BINDING EFFECT OF DOCUMENTS. This Amendment has been duly executed and delivered by the Borrower and Bridgestreet Canada and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower and Bridgestreet Canada contained herein constitute legal, valid and binding obligations of the Borrower and Bridgestreet Canada, enforceable against the Borrower and Bridgestreet Canada in accordance with their respective terms.

         SECTION 4. TERMS AND CONDITIONS. The agreement of the Banks and the Agent to amend the Credit Agreement and to waive the covenants referred to herein is subject to the satisfaction of the following terms and conditions:

         (a) The Borrower shall pay in full, upon consummation of the merger between the Borrower and Meristar Brooklyn, Inc., all Revolving Credit Loans outstanding under





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the Credit Agreement, all interest thereon and all fees and expenses of the
Agent and the Banks payable thereunder.

         (b) Upon the consummation of the above-mentioned merger, the Commitments of the Banks shall terminate without further action on the part of the Agent or the Banks.

         (c) Borrower agrees to pay on demand all reasonable costs and expenses of the Agent, Fleet, Bank One and Bank One Canada, including without limitation all reasonable fees and expenses of counsel, in connection with the preparation, execution and delivery of this Amendment and the other documents and instruments to be delivered herewith.

       Section 6.  Miscellaneous.
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       (a) NO OTHER CHANGES. Except as otherwise expressly provided by this
Amendment, all of the terms, conditions and provisions of the Credit Agreement, the Revolving Credit Notes and each of the other Loan Documents and Security Documents remain unaltered, valid, binding and in full force and effect in the form existing immediately prior to the execution and delivery of this Amendment. Except as otherwise expressly provided by this Amendment, nothing herein is intended or shall be construed so as to: (i) limit, discharge, release, diminish or otherwise modify any indebtedness, obligations, liabilities or duties of Borrower, or (ii) terminate, release, waive, or otherwise modify any mortgage, security interest, right, power or remedy of the Agent, Fleet, Bank One or Bank One Canada. This Amendment constitutes an instrument supplemental to the Credit Agreement and the other Loan Documents, which is to be construed together with and as part of the Loan Documents.

       (b) GOVERNING LAW. This Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

       (c) BINDING EFFECT; ASSIGNMENT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

       (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute one agreement. It shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto in making proof of this Amendment. Executed facsimile signature pages of this Amendment shall be acceptable to each of the parties.




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       (e) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Amendment shall conflict in any respect with any of the terms of any of the Loan
Documents, the terms of this Amendment shall be controlling.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an instrument under seal as of the date first above written.


BRIDGESTREET CANADA, INC.           BRIDGESTREET ACCOMMODATIONS, INC.


By__Ware Grove /s/________________  By__Ware Grove /s/_____________________
Title:__CFO_______________________  Title:__CFO____________________________

BANK ONE CANADA                     BANK ONE, N.A.


By___???/s/_______________________  By___Jack R Freeman____________________
Title:_Vice President_____________  Title:_First Vice President____________


FLEET NATIONAL BANK                 FLEET NATIONAL BANK, as AGENT


By__Helen Balboni_/s/_____________  By___Helen Balboni /s/________________
Title:_Vice President_____________  Title:_Vice President__________________




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